ADVISORSHARES TRUST

ADVISORSHARES GLOBAL ECHO ETF

Supplement dated November 21, 2014

to the Summary Prospectus, Prospectus, and the

Statement of Additional Information (“SAI”) dated November 1, 2014

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and SAI for the AdvisorShares Global Echo ETF (the “Fund”) and should be read in conjunction with those documents.

•	Effective immediately, the Fund’s shares will be issued and redeemed in Creation Units of 25,000 shares. Historically, the Fund has been offered in Creation Units of 50,000 shares. Any reference in the Summary Prospectus, Prospectus, or SAI to the size of the Fund’s Creation Units is hereby changed from 50,000 to 25,000.

•	In addition, effective November 24, 2014, as part of its principal investment strategies the Fund may invest up to 20% of its net assets in futures, options on futures, and currency forwards to gain market exposure and/or hedge against market declines. These instruments are types of derivatives and are subject to the following risks:

Derivatives Risk.  A derivative is a financial contract the value of which depends on, or is derived from, the value of a financial asset (such as stock, bond or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, many derivatives create leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund, thereby causing the Fund to be more volatile than it would be if it had not invested in derivatives. Moreover, there are specific risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.